OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Supplement dated September 30, 2009 to the

Prospectus dated October 28, 2008

This supplement amends the Prospectus of Oppenheimer Gold & Special Minerals Fund (the “Fund”) dated October 28, 2008 and is in addition to supplements dated February 17, 2009 and May 15, 2009.

Effective October 1, 2009, the section titled "Advisory Fees" on page 15 is deleted in its entirety and replaced by the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund's assets grow: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $2.2 billion, 0.59% of the next $1 billion and 0.58% of average annual net assets over $4.0 billion. The Fund’s management fee for its last fiscal year ended June 30, 2008 was 0.64% of average annual net assets of each class of shares.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement with the Manager is available in the Fund's Semi-Annual Report to shareholders for the six month period ended December 31, 2008.

September 30, 2009

PS0410.033